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                                                                   EXHIBIT 99.02

                                     PROXY
                               TOSCO CORPORATION

                Special Meeting of Stockholders April 11, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, revoking any proxy heretofore given, hereby appoints Thomas
D. O'Malley, Jefferson F. Allen and Wilkes McClave III, or any of them, proxies of the undersigned, with full power of substitution, with respect to all of the shares of stock of TOSCO CORPORATION ("Tosco") which the undersigned is entitled to vote at Tosco's Special Meeting of Stockholders to be held on Wednesday, April 11, 2001, and at any adjournment thereof.

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SEE REVERSE     (Continued, and to be marked, dated and signed,  SEE REVERSE
   SIDE         on the reverse side)                                SIDE
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                                  DETACH HERE


 [X]   Please mark
       votes as in
       this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.




1. To approve the Agreement and Plan of Merger,         FOR   AGAINST   ABSTAIN
   dated as of February 4, 2001, by and among Phillips  [  ]   [   ]     [   ]
   Petroleum Company, a Delaware corporation, Ping
   Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco, and the Merger contemplated thereby.

2. In their discretion, upon any other matters which may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                            [   ]

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE. Receipt of the Notice of Special
Meeting and of the Joint Proxy Statement/Prospectus is hereby acknowledged.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.


Signature:_____________ Date:____________ Signature:_____________  Date:______